UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 5, 2007 (October 16, 2007)

Date of Report (Date of Earliest Event Reported)

BAUSCH & LOMB INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-4105	16-0345235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bausch & Lomb Place

Rochester, New York 14604-2701

(Address of Principal Executive Offices, Including Zip Code)

(585) 338-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Set forth below is a presentation of certain information relating to the Company, including information relating to the acquisition of the Company by affiliates of Warburg Pincus LLC:

DEFINITIONS

Unless otherwise noted or indicated by the context, in this current report on Form 8-K:

•	The terms ‘‘Bausch & Lomb,’’ ‘‘Company,’’ ‘‘we,’’ ‘‘us’’ and ‘‘our’’ refer to Bausch & Lomb Incorporated and its consolidated subsidiaries.
•	The term ‘‘Parent’’ refers to WP Prism Inc., a Delaware corporation and direct parent of Merger Sub, which is wholly owned by affiliates of the Sponsor and the co-investors.
•	The term ‘‘Merger Sub’’ refers to WP Prism Merger Sub Inc., a New York corporation and wholly owned subsidiary of Parent.
•	The term ‘‘Merger’’ refers to the merger of Merger Sub with and into Bausch & Lomb Incorporated, with Bausch & Lomb Incorporated continuing as the surviving corporation after the merger.
•	The term ‘‘Transactions’’ refers to the Merger and related financing transactions, each as described under ‘‘The Transactions.’’
•

The terms ‘‘Sponsor’’ and ‘‘Warburg Pincus’’ refer to the investment funds affiliated with Warburg Pincus Private Equity IX, L.P., which, together with its co-investors, has committed to provide the equity investment to fund a portion of the Transactions.

•	The term ‘‘closing date’’ refers to the date of the closing of the Merger.

FORWARD-LOOKING STATEMENTS

This current report on Form 8-K contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts. When used in this discussion, the words ‘‘anticipate,’’ ‘‘appears,’’ ‘‘foresee,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘estimate,’’ ‘‘project,’’ ‘‘will,’’ ‘‘are likely’’ and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this current report on Form 8-K are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve predictions of our future performance, and are thus dependent on a number of factors including, without limitation, assumptions and data that may be imprecise or incorrect. Specific factors that may impact performance or other predictions of future actions have, in many but not all cases, been identified in connection with specific forward-looking statements. Forward-looking statements are subject to risks and uncertainties including, without limitation:

•	our inability to achieve our various marketing and selling objectives or to manage expenses;
•	our inability to recoup lost lens care market share following the MoistureLoc recall;
•	the amount of costs, fees, expenses and charges related to the MoistureLoc recall and related litigation;
•	changes in market acceptance of products offered by us or the industry following recalls or other regulatory actions;

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•	changes in the competitive landscape;
•

general global and local economic, political and sociological conditions including, without limitation, periods of localized disease outbreak and the effect on economic, commercial, social and political systems caused by natural disasters (such as, without limitation, earthquakes, hurricanes/typhoons, tornadoes and tsunamis) and changes in such conditions;

•	the impact of competition, seasonality and general economic conditions in the global lens and lens care, ophthalmic cataract and refractive and pharmaceutical markets where our businesses compete;
•	effects of war or terrorism;
•	changing currency exchange rates;
•	the general political climate existing between and within countries throughout the world;
•	events affecting our ability to timely deliver our products to customers, including those which affect our carriers’ ability to perform delivery services;
•	changing trends in practitioner and consumer preferences and tastes;
•	changes in technology and medical developments relating to the use of our products;
•	competitive conditions, including entries into our lines of business by new or existing competitors, some of whom may possess resources equal to or greater than our own;
•	the impact of product performance or failure on our other products and lines of business;
•	success of our compliance initiatives to detect and prevent violations of law or regulations;
•	the results of pending or future investigations by us of our alleged failure to comply with applicable laws or regulations;
•

legal proceedings initiated by or against us, including those related to securities and corporate governance matters, products and product liability, tax matters, commercial transactions, patents and other intellectual property, whether in the United States or elsewhere throughout the world;

•	the impact of our performance on our financing costs;
•	enactment of new legislation or regulations or changes in application or interpretation of existing legislation or regulations that affect us;
•	changes in government regulation of our products and operations;
•	our compliance with, and changes in governmental laws and regulations relating to the import and export of products;
•	government pricing changes and initiatives with respect to healthcare products in the United States and throughout the world;
•	changes in private and regulatory schemes providing for the reimbursement of patient medical expenses;
•	changes in our credit ratings or the cost of access to sources of liquidity;

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•	our ability to maintain positive relationships with third-party financing sources;
•	the financial well-being and commercial success of key customers, development partners and suppliers;
•	changes in the availability of and other aspects surrounding the supply of raw materials used in the manufacture of our products;
•	the performance by third parties upon whom we rely for the provision of goods or services;
•	changes in tax rates or policies or in rates of inflation;
•	the uncertainty surrounding the future realization of deferred tax assets;
•	changes in accounting principles and the application of such principles to us;
•	our ability to successfully execute marketing strategies;
•	our ability to secure and maintain intellectual property protections, including patent rights, with respect to key technologies in the United States and throughout the world;
•	our ability to secure and maintain copyright protections relative to our customer-valued names, trademarks, trade names and other designations in the United States and throughout the world;
•	the extent to which our investment in research and development yields innovative, commercial, marketable technological developments;
•	difficulties or delays in the development, laboratory and clinical testing, regulatory approval, manufacturing, release or marketing of products;
•	the successful completion and integration of our acquisitions;
•	the successful relocation of certain manufacturing processes;
•	our implementation of changes in internal controls;
•

the occurrence of any material weakness or significant deficiency in our internal controls over financial reporting, which could result in a material misstatement of our financial statements, and our ability to correct any such weakness;

•	our success in continuing to introduce and implement our enterprise-wide information technology initiatives, including the corresponding impact on internal controls and reporting;
•	the effect of changes within our organization, including the selection and development of our management team;
•	the effects on us of incurring a substantial amount of indebtedness under our new senior secured credit facilities and new unsecured indebtedness;
•	the effects on us of complying with the covenants contained in our new senior secured credit facilities and our new unsecured indebtedness;
•

restrictions that the terms and conditions of our new senior secured credit facilities or our new unsecured indebtedness may place on our ability to respond to changes in our business or to take certain actions;

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•	the effects on us and our business as a result of uncertainty surrounding the Merger, including our ability to retain employees; and
•	the outcome of legal proceedings instituted against us and others that have been or may be instituted following announcement of the Merger Agreement.

We caution you not to place undue reliance on these forward-looking statements that speak only as of the date they were made. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this current report on Form 8-K or to reflect the occurrence of unanticipated events.

RECENT DEVELOPMENTS

The Company will issue $650 million aggregate principal amount of senior cash-pay notes due 2015 (the “Notes”). The Company is not issuing senior toggle notes or senior subordinated notes. In addition, the amount of the U.S. dollar-denominated term loan facility under the Company’s new U.S. senior secured term loan facility is expected to increase from $1,100 million to $1,200 million. Accordingly, immediately following the issuance of the Notes, the Company is expected to have a greater amount of (i) senior secured indebtedness and (ii) senior unsecured indebtedness. As a result of the foregoing changes, the estimated sources and uses of funds relating to the Transactions, assuming that the Transactions occurred on June 30, 2007, would be as set forth in “Sources and Uses” below. As of June 30, 2007, on a pro forma basis after giving effect to the Transactions, and assuming that a majority of the outstanding convertible bonds are tendered pursuant to the tender offers, the Company and the guarantors would have had approximately $1,775 million of senior secured indebtedness, consisting primarily of secured indebtedness and the related guarantees under the new senior secured credit facilities. As of June 30, 2007, on a pro forma basis after giving effect to the Transactions, the Company would also have had:

•

an additional $500 million available for borrowing under the new senior secured revolving credit facility and an additional $300 million available for borrowing under the new senior secured delayed draw term loan facility, which, if borrowed, would be senior secured indebtedness; and

•

the ability, subject to satisfaction of certain conditions, to raise incremental term loans or increase the revolving credit facility commitments under the new senior secured credit facilities by up to $350 million.

As of June 30, 2007, on a pro forma basis after giving effect to the Transactions, the Company and the guarantors would have had approximately $2,470.3 million of senior indebtedness, including the new senior secured credit facilities, the Notes and the Japanese unsecured term loan. In addition, as described above, the Company also would have had up to $1,150 million of additional senior secured indebtedness available for borrowing. The Notes and the related guarantees will be the Company’s and the guarantors’ general unsecured senior indebtedness and will:

•

rank equally in right of payment to all of the Company’s and the guarantors’ existing and future indebtedness and other obligations that are not, by their terms, expressly subordinated in right of payment to the Notes and the related guarantees;

•

rank senior in right of payment to any of the Company’s and the guarantors’ existing and future senior subordinated and subordinated indebtedness and other obligations that are, by their terms, expressly subordinated in right of payment to the Notes and the related guarantees; and

•

be effectively subordinated to all of the Company’s and the guarantors’ existing and future secured indebtedness (including borrowings under the new senior secured credit facilities) and other secured obligations to the extent of the value of the assets securing such indebtedness and other obligations.

On a pro forma basis after giving effect to the Transactions, the Company’s cash interest expense for the twelve months ended June 30, 2007, would have been $222.9 million.

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Assuming the amount of the Company’s variable rate indebtedness remains the same, after giving pro forma effect to the Transactions, an increase of 1% in the interest rates payable on the Company’s variable rate indebtedness would increase the Company’s annual interest expense by $18.2 million.

Sources and Uses. The following table illustrates the estimated sources and uses of funds relating to the Transactions, assuming the Transactions had occurred on June 30, 2007. The actual amounts may differ at the time of the consummation of the Transactions.

		Uses of funds:
Sources of funds:
(in millions)
Available cash and cash equivalents(1)	$386.7	Consideration paid to existing
New senior secured credit facilities:		shareholders(7)	$3,678.1
U.S. term loan facility(2)	1,200.0	Repayment and repurchase of
Euro term loan facility(3)	575.0	existing long-term debt(8)	785.1
Revolving credit facility(4)	—	Transactions fees and expenses(9)	193.8
Delayed draw term loan facility(5)	—	Other obligations(10)	11.4
Notes issued	650.0
Cash equity(6)	1,856.7
Total sources	$4,668.4	Total uses	$4,668.4

(1)

As of June 30, 2007, the Company had $547.7 million of available cash and cash equivalents. The Company expects to have at least that amount available on the closing date. The amount of cash currently projected to be required on the closing date to consummate the Transactions is approximately $400 million.

(2)

On the closing date, the Company expects to enter into a U.S. dollar-denominated term loan facility in the aggregate principal amount of $1,200.0 million. The Company expects to borrow the term loan in full at the closing date. The term loan is expected to have a seven and one-half-year maturity and to amortize at 1% per annum, with the balance payable at maturity.

(3)

On the closing date, the Company expects to enter into a euro-denominated term loan facility in the aggregate principal amount equivalent to approximately $575.0 million. The Company expects to borrow this term loan in full through our Dutch subsidiary, Bausch & Lomb B.V., on the closing date. The term loan is expected to have a seven and one-half-year maturity and to amortize at 1% per annum, with the balance payable at maturity.

(4)

On the closing date, the Company expects to enter into a $500.0 million senior secured revolving credit facility with a six-year maturity, which the Company expects will be undrawn on the closing date.

(5)

The Company expects that our senior secured credit facilities will include a $300.0 million senior secured delayed draw term loan facility with a seven and one-half-year maturity, which will be undrawn on the closing date.

(6)

Represents new cash equity investments to be made by affiliates of the Sponsor and other equity co-investors. Certain members of current management may also participate in the equity ownership following the completion of the Transactions, but discussions concerning such arrangements have not resulted in any agreements at this time.

(7)

Reflects the number of shares outstanding as of June 30, 2007, plus in-the-money and vested equity awards as of that date. The Merger Agreement provides that, upon the closing of the Transactions, each outstanding share of our common stock and Class B stock, other than any dissenting shares, shares held by Parent, Merger Sub, the Company or any of their respective subsidiaries and treasury shares, will be cancelled and converted into the right to receive $65.00 in cash, without interest, less any applicable withholding taxes.

(8)

Represents repayment and repurchase of certain of our existing indebtedness, consisting of our publicly traded debt securities and Bausch & Lomb B.V.'s existing bank loan due 2010. The amount set forth in the table assumes all of our publicly traded debt securities will be tendered for purchase in the tender offers. The Company currently does not expect to refinance our outstanding Japanese unsecured term loan, which had a carrying value of $45.3 million at June 30, 2007, in connection with the Transactions.

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(9)

Reflects the Company’s estimate of fees and expenses associated with the Transactions, including fees and expenses associated with the repayment and repurchase of certain of our existing indebtedness, advisory fees and other transaction costs and professional fees.

(10)

Represents estimated amounts required to pay obligations associated with certain of our existing deferred compensation and other post-retirement plans required upon a change of control as defined in the respective plan documents.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in Item 7.01 of this report is being furnished to the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The Company issued a press release on October 16, 2007 announcing that in connection with the definitive agreement between WP Prism Inc., the Company and Merger Sub regarding the acquisition of the Company, Merger Sub entered into an agreement on October 16, 2007 to sell the Notes.

Merger Sub was formed by the Sponsor for the purpose of merging with and into the Company, with the Company as the surviving corporation. As a result of the Merger, investment funds associated with or designated by the Sponsor, certain co-investors and certain members of the Company's management will own the Company.

Merger Sub will use the net proceeds from the issuance of the Notes together with the proceeds from other debt and equity financing and cash on hand of the Company, to consummate the Merger. The issuance of the Notes and the Merger are expected to close on or about October 26, 2007.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 — Press Release dated October 16, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH & LOMB INCORPORATED

Date: October 16, 2007	By:	/s/ EFRAIN RIVERA
	Name:	Efrain Rivera
	Title:	Senior Vice President & Chief Financial Officer

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